A Leading Provider of Telecom Software and IT Security Solutions Corporate Presentation for Investors

Safe Harbor
Safe Harbor
The information contained in this presentation is as of April 30, 2008. AsiaInfo assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments. This presentation contains forward-looking information about AsiaInfo’s operating results and business prospects that involve substantial risks and uncertainties. You can identify these statements by the fact that they use words such as “anticipate,” “estimate,” “expect,”
“project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Among the factors that could cause actual results to differ materially are the following: government telecommunications infrastructure and budgetary policy in China; our ability to maintain our concentrated customer base; the long and variable billing cycles for our products and services that can cause our revenues and operating results to vary significantly from period to period; our ability to meet our working capital requirements; our ability to retain our executive officers; our ability to attract and retain skilled personnel;
potential liabilities we are exposed to because we extend warranties to our customers;
risks associated with cost overruns and delays; our ability to develop or acquire new products or enhancements to our software products that are marketable on a timely and cost-effective basis; our ability to adequately protect our proprietary rights; the competitive nature of the markets we operate in; and political and economic policies of the Chinese government. A further list and description of these risks, uncertainties, and other matters can be found in our Annual Report on Form 10-K for the fiscal year ended
December 31, 2007, and in our periodic reports on Forms 10-Q and 8-K (if any) filed with the United States Securities and Exchange Commission and available at www.sec.gov.

3 Company Overview Product and Service Offering Market Outlook and Position Financial Highlights Conclusion Appendix Table of Contents Table of Contents

4 Company Overview

5 A leading provider of high-quality telecom software solutions and IT security products and services In China Who We Are Who We Are

Listed on Nasdaq (ticker: ASIA) Capital Structure
Hangzhou, Beijing, Guangzhou, Nanjing R&D Centers
Santa Clara, CA, USA Principal U.S. Office
Approximately 2,600 Employees
Founded in 1993 in the US, introduced the Internet
to China in 1995, listed on Nasdaq in 2000. The first
Chinese technology company to list on Nasdaq.
Background
Shanghai, Guangzhou, Hangzhou, Nanjing, Fuzhou,
Shenyang, Chengdu, Xi’an
China Branch Offices
Beijing, China
Headquarters
Steve Zhang
President & CEO
Company Profile
Company Profile

Our Key Strengths
Our Key Strengths
Prime position in the world’s fastest-growing telecom market
– Technology leadership and highest R&D investment in China’s telecom software and service market, CMMI level 5 certified
– Industry focus and in-depth understanding of the China market and customer needs
– Long-term strategic partnerships with China’s largest operators
– Wide installation base and strong product stickiness
– Full suite of services, strong delivery and maintenance capabilities
China leverage
– Capitalize on the rapid growth of the Chinese economy and the booming telecom software and service industry
– Leverage low cost R&D centers and operations
Strong financial position
– Healthy balance sheet - supports growth initiatives
– Expanding operating margin
– Stock repurchasing plan - confidence in future performance
(1) Source: Goldman Sachs
(1)

8 Product and Service Offering

Telecom Software Solutions
• Core growth driver
• Comprehensive product portfolio
• Leading solution in China market
• High industry barriers to entry and strong
product stickiness
84%*
16%*
*Approximate percentage of 2007 net revenue (Non-GAAP). Net Revenue (Non-GAAP) represents total revenues net of third party hardware costs.
Please refer to Appendix A for full details of net revenue (Non-GAAP).
Two Business Units in
Two Business Units in
High-Growth Markets
High-Growth Markets
IT Security
Products & Services
• Acquired in 2004
• High growth market

10 Telecom Coverage Telecom Coverage Focus on core competency in telecom software solutions

Super V series Firewall products
Power V series Firewall products
Smart V series Firewall products
Different types of firewall products
and services to suit customers’
needs
Leading solutions & brand name
– industry wide brand recognition
– high quality product offering
New Network Gap products gain
market acceptance quickly
IT Security Products and Services
IT Security Products and Services
3000-FE/GE/GF Network Gap products

12 Market Outlook and Position

Macro Environment
Macro Environment
China’s telecom subscriber growth (2001-2010)
Million Subscribers
Booming economy: if it sustains the government’s 7.5% growth objective,
China will become the world’s dominant economy in 2020
Rapid growth of telecom subscribers and strong demand for competitive telecom services
Data Source: BDA
0
100
200
300
400
500
600
700
800
2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E
PSTN Mobile Internet Broadband

IT Hardware
48%
IT Software
13%
Network
Equipment
12%
IT Service
27%
Telecom IT solutions market is
Telecom IT solutions market is
Rapidly Growing in China
Rapidly Growing in China
As the telecom industry evolves, the capital investment focus is moving from hardware to software and services
The software and services market, which is AsiaInfo’s focus, has been growing as a portion of total IT spending
2006 Telecom IT Spending: US$ 3.4 Billion
IT Hardware
43%
IT Software
14%
Network
Equipment
9%
IT Service
34%
2011 Telecom IT Spending: US$ 5.7 Billion
Source: IDC, 2007
CAGR of software
and service
solution: 15%

31
41
56
72
98
0
20
40
60
80
100
2003 2004 2005 2006 2007
222
214
203
219
232
0
50
100
150
200
250
2003 2004 2005 2006 2007
(1) Results of Lenovo-AsiaInfo have been consolidated since Q4’ 2004
AsiaInfo’s Software Solutions Revenue
(1)
China’s Telecom CAPEX Spending
US$ Billion
US$ Million
Source: China MII
Outpacing the Market
Outpacing the Market
Over the past few years, telecom CAPEX spending has been flat, while
AsiaInfo’s software solution revenue has been growing at a CAGR of 33%
IDC estimates the overall telecom solution market will grow at a CAGR of 15%
from 2006 to 2011, AsiaInfo has been outgrowing the market as a market leader

Market leader in China’s Business Operation
Support System (BOSS) with approximately 30%
market share and deployment in 10 China Mobile
subsidiaries
Market leader in China’s Business Intelligence
(BI) market  with approximately 50% market
share and  installation in 15 China Mobile
subsidiaries and headquarters
Deployed China’s single largest BOSS system in
Zhejiang province, which services over 31million
subscribers
AsiaInfo’s BI systems support more than 150
million users and over 800 terabytes of data
Market Leaders in Telecom
Market Leaders in Telecom
Software Solutions
Software Solutions

478
593
716
847
977
0
200
400
600
800
1,000
1,200
2006 2007 2008E 2009E 2010E
China IT Security Market Size
Source: IDC, 2007
US$ Million
China IT Security Market Size and Growth Rate
China IT Security Market Outlook
China IT Security Market Outlook

Long-term Growth Drivers
Long-term Growth Drivers
3G in China
- Spark new nationwide BOSS deployment and new applications to support 3G services
- Intensify competition among operators and drive the overall telecom IT spending
Consolidation of China’s BOSS market continues to develop
Next generation BI systems
- Fastest growing segment in China’s telecom market, to grow 18% CAGR from
2005 to 2010
(1)
- AsiaInfo is the absolute market leader in China’s BI space
New applications
- Device management
- Mobile e-commerce
- Value added service applications: mobile push-mail, SMS mailbox, mobile music, mobile newspaper etc.
(1) Source: IDC.

19 Financial Highlights

$0.5 million Operating Cash Flow
Up 58.7% year-over-year Non-GAAP Net Income
(1)
$213.0 million Total Cash Position
(2)
Up 38.5% year-over-year Software Products
and Solutions Revenue
Up 31% year-over-year Net Revenue (Non-GAAP)
1Q08 Highlights
1Q08 Highlights
(1) Non-GAAP Net Income is a Non-GAAP measure that exclude certain non-cash expenses.  A detailed reconciliation to the most comparable GAAP measure is provided in the Appendix.
(2) Including cash and cash equivalents, restricted cash, and short-term investments

0
20
40
60
80
100
120
140
2003 2004 2005 2006 2007
Services & third-party hardware revenue net of third party hardware costs
Software revenue
Stable Growth in Core
Stable Growth in Core
Software Business
Software Business
45%
25%
17%
55%
66%
76%
63
34%
83%
57
85%
15%
115
US$ Million
75
87

Operating Leverage
Operating Leverage
-5%
0%
5%
10%
15%
20%
2006
-3.8% 0.9% 4.2% 4.4% 2.0%
2007
3.1% 4.5% 10.6% 14.3% 8.8%
2008
8.7%
1Q ** 2Q 3Q 4Q FY**
Operating Margin of Net Revenue (Non-GAAP)*
*   Operating margin of net revenue (Non-GAAP) is calculated by dividing operating income by net revenue (Non-GAAP). For details of the calculation, please refer to Appendix.
** For 1Q and full year 2007, operating margin of net revenue (Non-GAAP) is adjusted down by $2.7 million one-time “gain on settlement of escrow”;
Otherwise, operating margin of net revenue (Non-GAAP) would be 15% and 11%, respectively

9.1
8.2
12.8
14.2
17.6
0
2
4
6
8
10
12
14
16
18
20
2003 2004 2005 2006 2007
Leading R&D Drives Software
Leading R&D Drives Software
Development
Development
Annual R&D Expenditure – On the Rise
US$ Million

US$ Million
Strong Total Cash Position and Operating Cash flow
Total Net Cash Position
Total Net Cash Position
and Cash Flow
and Cash Flow
0
50
100
150
200
250
2003 2004 2005 2006 2007
Total cash position including cash & cash equivalents, restricted cash and short-term investments
Net operating cashflow

Quarterly Results
Quarterly Results
US$ Million
Net Revenue (Non-GAAP) Basic and Non-GAAP EPS
(1)
US$
(1) Please refer to Appendix for full details of Non-GAAP EPS
0.00
0.02
0.04
0.06
0.08
0.10
0.12
0.14
0.16
0.18
0.20
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Basic EPS
Non-GAAP EPS
26.6
29.6
35.1
18.8
25.4
23.5
19.0
23.5
30.7
0
10
20
30
40
1Q 2Q 3Q 4Q
2006 2007 2008

• Ideally positioned in a booming
market ...
• Strong financial position …
• Strong balance sheet and cash position to support
future growth
• Positive operating cash flow over the past years
• Improving margin structure
• Multiple share repurchase programs indicating
confidence in future performance
• Promising long-term growth
prospects…
• Technology and market leader
• Wide installation base and strong product stickiness
• Long-term strategic partnership with Chinese
operators
Conclusion
Conclusion
• China 3G and BOSS network evolution represents
important market opportunities
• Increasing competition among operators drives their
IT spending
• Innovation and product development to capitalize on
emerging market opportunities
• Driving continuous market consolidation through
M&A

27 Thank you! Investor relations contact: ir@asiainfo.com

Net Revenue (Non-GAAP) Referred to in Slide Entitled “Quarterly Results-Net Revenue (Non-GAAP)”
Net revenue (Non-GAAP) represents total revenue net of hardware costs that are passed through to our customers. We believe total revenues net of hardware costs more accurately reflects our core business, which is the provision of software solutions and services, and provides transparency to our investors. It is also the same measure used by our management to evaluate the competitiveness and development of our business.
Appendix A: Explanation of
Appendix A: Explanation of
Net Revenue (Non-GAAP)
Net Revenue (Non-GAAP)
Reconciliation of Net Revenue (Non-GAAP) to GAAP Total Revenue
1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008
Net Revenue (Non-GAAP) 18,785     19,042    23,496    25,410   23,513    26,575    29,567    35,066    30,710
Third Party Hardware Costs 7,779       4,092       4,278      6,701     6,542       2,995      2,798      5,705       4,296
Total Revenues 26,564     23,134    27,774    32,111   30,055    29,570    32,365    40,771    35,006

Non-GAAP EPS Referred to in Slide Entitled “Quarterly Results- Non-GAAP EPS”
Non-GAAP EPS is calculated based on Non-GAAP Net Income. Non-GAAP Net Income, a non-GAAP measure, excludes certain non-cash expenses and income, such as share-based compensation expenses, amortization of acquired intangible assets, gain on settlement of escrow, gain or loss from discontinued operations, and dividend income net of tax. We use
Non-GAAP EPS to gain a better understanding of the Company’s comparative operating performance from period-to-
period and as a basis of planning and forecasting future periods.  We believe Non-GAAP EPS, when read in conjunction with the Company’s EPS and other GAAP financials, provides useful information to investors by offering: a) the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results; b) the ability to better identify trends in the Company’s underlying business and perform related trend analysis; c) a better understanding of how management plans and measures the Company’s underlying business; and d) an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.
Appendix B: Explanation
Appendix B: Explanation
of Non-GAAP EPS
of Non-GAAP EPS
Reconciliation of Non-GAAP EPS to GAAP Basic EPS
1Q 2006 2Q 2006
3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008
Net income 360 1,348 2,004 2,119 6,396 2,498 6,272 8,461 5,259
Adjustments:
Stock based compensation expenses 135 137 138 393 939 912 741 1,369 690
Amortization of intangible assets 153 217 561 575 552 523 296 415 446
Other operating income - - - - (2,734) - - - -
Gain on discontinued operations (223) (246) (183) (183) (1,445) - - (1,848) (980)
Dividend income, net of tax (73) (79) (93) (103) (356) (76) (2,737) (254) (219)
Adjusted net income 352 1,377 2,427 2,801 3,352 3,857 4,572 8,143 5,196
Shares used in computation for basic EPS
45,453,267 43,941,763 42,331,045 42,838,394 43,150,828 43,231,164 43,735,575 44,445,634 44,793,694
Basic EPS 0.01 0.03 0.05 0.05 0.15 0.06 0.14 0.19 0.12
Adjusted Basic EPS 0.01 0.03 0.06 0.07 0.08 0.09 0.10 0.18 0.12
(in US dollar thousands, except for share and per share amounts)